The PNC Financial Services Group, Inc.
Merrill Lynch
Banking & Financial Services Investor Conference
New York, NY
November 17, 2005
The PNC Financial Services Group, Inc.
Merrill Lynch
Banking & Financial Services Investor Conference
New York, NY
November 17, 2005
EXHIBIT 99.1

Cautionary Statement Regarding
Forward-Looking Information
Cautionary Statement Regarding
Forward-Looking Information
This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward- looking statements are necessarily subject to numerous assumptions, risks and uncertainties.
The forward- looking statements in this presentation are qualified by the factors affecting forward- looking statements identified in the more detailed Cautionary Statement included in the Appendix, as well as those factors previously disclosed in our 2004 annual report on Form 10-K, our third quarter 2005 report on Form 10- Q, and other SEC reports
(accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward- looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “For
Investors.”

Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Increase asset yields
Improve operating leverage

Building a Sustainable Model Building a Sustainable Model

International fund processing:
PFPC – with offices in U.S.,
Ireland & Luxembourg
International investment management:
BlackRock – with offices in U.S.,
Scotland, Hong Kong & Tokyo
Regional, National and International Businesses
PNC – A Diversified Financial
Services Company
PNC – A Diversified Financial
Services Company
IN
OH
PA
KY
NJ
DE
Business Leadership
Consumer Banking
- A leading community bank in PNC’s
major markets
- 6   largest bank ATM network
- One of the nation’s largest bank wealth
management firms
Institutional Banking
- Top 10 Treasury Management business
- Top 5 asset-based lender
BlackRock
- One of the nation’s largest publicly traded
asset managers
PFPC
- Among the largest providers of mutual fund
transfer agency and accounting and
administration services in U.S.
PNC Bank Branches
PNC Employees / Offices
VA
DC
MD
th

Built a Strong Credit Risk Profile
Built a Strong Credit Risk Profile
Nonperforming assets to loans, loans held
for sale and foreclosed assets 0.29% 0.55% 0.42%
Nonperforming loans to loans 0.25% 0.49% 0.36%
Net charge-offs to average loans (YTD) (0.03)% 0.20% 0.30%
Excluding $53 million loan recovery in 2Q05 0.12%
Allowance for loan and lease losses to
nonperforming loans 499% 228% 332%
Allowance for loan and lease losses to loans 1.26% 1.15% 1.23%
Source: SNL DataSource; PNC as reported
Moody’s and peer group represent average of banks identified in Appendix.  Peer group excludes PNC.
PNC
A2
Moody’s
A1
September 30, 2005
Peer
Group
PNC Compares Favorably to Banks Rated One Level Higher and Peer Group

2005 Highlights
2005 Highlights
Financial Highlights
Strong client activity – business
segment earnings* grew 19% year
over year for nine months
Riggs successfully integrated
Strong revenue growth
Loans and deposits continued to
grow
Recent acquisitions represent new
opportunities for growth
Efficiency improved in 3rd
quarter
and implementation of One PNC
initiatives on track
Asset quality remained very strong
Net income $970 million
EPS (diluted) $3.35
ROCE 16.5%
Noninterest income
to total revenue  65%
Loans to deposits* 84%
Nine Months Ended
September 30, 2005
Loans to deposits as of September 30, 2005 *
Total business segment earnings is reconciled to total GAAP
consolidated earnings in Appendix
*

Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Increase asset yields
Improve operating leverage

Fee-Based Businesses
Differentiate PNC
Fee-Based Businesses
Differentiate PNC
Noninterest Income to Total Revenue
0%
10%
20%
30%
40%
50%
60%
70%
80%
BK PNC WB USB FITB WFC KEY STI BBT NCC
Information for the quarter ended 9/30/05
PNC amounts calculated in the Appendix
Source: SNL DataSource
Banking & Other
BlackRock
PFPC
10% CAGR 10% CAGR
Strong Noninterest Income Growth
$450
$550
$650
$750
$850
$950
$1,050
$1,150
$ millions
Consolidated Noninterest Income
2002 2003 2004 2005

Reflects adjusted earnings for 2004, nine months 2004 and nine months 2005 as presented in BlackRock’s publicly available filings and are reconciled to GAAP in the Appendix
BlackRock – A Growth Engine
BlackRock – A Growth Engine
Assets Under Management Earnings
$0
$50
$100
$150
$200
2002 2003 2004 2004 2005
Year Ended
December 31
$0
$100
$200
$300
$400
$500
2002 2003 2004 9/30/05
12/31
Nine Months Ended
September 30
$273
$342
$428
$309
$189
$133
$155
$178
$130
* *
$143
$93
$161
Adjusted Earnings*
GAAP Earnings
$ millions
$ billions

Improve efficiency
Expand offshore
Invest in and grow
alternative investment
products
PFPC – Strong Growth
PFPC – Strong Growth
Servicing Statistics Strategies to Drive Growth
Assets serviced
($ billions)
Accounting / administration $793 +19%
Domestic $726 +19%
Offshore $67 +16%
Shareholder accounts
(in millions)
Transfer agency 19 -10%
Subaccounting 40 +18%
YTD Earnings ($ millions)
$75 +50%
% Change
vs 2004 2005
September 30

$0
$175
$350
$525
$700
$875
$1,050
$1,225
$1,400
2004 2005
Nine Months Ended September 30
Banking – Growing Fee Income
Banking – Growing Fee Income
$908
$373
$426
$937
+3%
+14%
Consumer Banking
Institutional Banking *
• Institutional Banking reported noninterest income for the nine months ended 9/30/04 and 9/30/05 are $423 million and $432 million, respectively; chart excludes net gains on institutional loans held for sale of $50 million and $6 million, respectively.
Consumer and Institutional
Banking
Geographic expansion
Diversify product set
Increase product penetration
Leverage technology
Strong Noninterest Income Growth Strategies to Drive Growth

Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Increase asset yields
Improve operating leverage

0.0
0.5
1.0
1.5
2.0
2002 2003 2004 9/30/05
Increasing and Deepening
Checking Relationships
Increasing and Deepening
Checking Relationships
…Provides Opportunities for
Deepening Relationships
Home equity loans               +17%
Consumer on-line
banking users       +19%
Consumer on-line
bill-pay users       +72%
Growth*
* Growth is for nine months ended 9/30/05 vs. 9/30/04
Consumer Banking
Checking Customer Base
millions
12/31
Small Business
Consumer

$5
$7
$9
$11
$13
$15
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$5
$7
$9
$11
$13
$15
$17
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Growing a Valuable
Core Deposit Base
Growing a Valuable
Core Deposit Base
Relationship Strategy Generating Deposit Growth
$ billions
Consumer Banking
Average Certificates of Deposit
Consumer Banking
Average Demand Deposits
$ billions
Average Federal
Funds Rate
Average Certificates
of Deposit
2003 2004 2005 2003 2004 2005

12%
14%
16%
18%
20%
22%
1Q 2Q 3Q 4Q 1Q 2Q 3Q
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
1Q 2Q 3Q 4Q 1Q 2Q 3Q
Noninterest-Bearing Deposits
Becoming More Valuable
Noninterest-Bearing Deposits
Becoming More Valuable
PNC’s High Percentage of
Noninterest-Bearing Funding
Noninterest-Bearing Deposits
to Average Earning Assets
Rising Interest Rates Increase Value of
PNC’s Noninterest-Bearing Deposits
PNC
Industry
2004 2005
2004 2005
Impact of Noninterest-Bearing Sources
on PNC’s Net Interest Margin
Industry source: SNL DataSource
Industry reflects average of 468 publicly-traded banks as identified by SNL

Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Increase asset yields
Improve operating leverage

$0
$5
$10
$15
$20
$25
4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
* Includes lease financing and excludes Market Street Funding Corporation; see Appendix for GAAP reconciliation
PNC Average Institutional and Business Banking Loans
$ billions
Commercial Real Estate and Real Estate Related
Corporate Banking *
CAGR
Since
4Q03
Business Banking
9%
30%
10%
26%
Asset Based Lending
Improving Execution
Driving Loan Growth
Improving Execution
Driving Loan Growth

Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Increase asset yields
Improve operating leverage

An Opportunity to Increase
Securities Yields
An Opportunity to Increase
Securities Yields
Yield on Securities Portfolio
BK 4.27% 3.52% +75bp
PNC 4.29 3.67 +62bp
STI 4.40 3.82 +58bp
USB 4.73 4.28 +45bp
WB 5.07 4.75 +32bp
WFC 5.79 5.60 +19bp
BBT 4.18 4.02 +16bp
FITB 4.32 4.18 +14bp
NCC 5.10 5.12 -2bp
KEY 4.67 4.92 -25bp
Source: SNL DataSource and company filings
Information as of 9/30/05
3Q05 3Q04 Change
Retained Portfolio Flexibility
As of September 30, 2005
Effective duration of
2.5 years
Weighted-average life of
3.9 years
12% is floating rate
24% matures or re-prices in
next twelve months
Increasing Yields on Securities Portfolio

$450
$470
$490
$510
$530
$550
$570
$590
$610
Net Interest Income Trend Improving
Net Interest Income Trend Improving
Consolidated Net Interest Income (Taxable Equivalent Basis)
Net interest income on a taxable-equivalent basis is reconciled to GAAP net interest income in Appendix
$ millions
2002 2003 2004 2005

Keys to Success in the
Current Environment
Keys to Success in the
Current Environment
A Solid Platform
Diversified business mix
Strong risk management
Executable Growth Strategies
Invest in and grow fee-based businesses
Continue to grow low-cost deposit franchise
Generate value-added loans
Increase asset yields
Improve operating leverage

One PNC – Driving Improved
Operating Leverage
One PNC – Driving Improved
Operating Leverage
Eliminate 3,000 positions
Implement 2,400 ideas
Achieve $400 million of
total value
1,800 positions eliminated
77% of ideas are complete
or in process
On track to capture $400
million of value by 2007
Expected Outcomes Update – As of 9/30/05

Summary
Summary
Already accomplished a great deal in 2005
Positioned to generate positive operating
leverage
– Expect overall revenue growth trends to continue
– One PNC initiative to drive efficiency improvements

Appendix

Cautionary Statement Regarding
Forward-Looking Information
Cautionary Statement Regarding
Forward-Looking Information
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward- looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward- looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward- looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward- looking statements, and future results could differ materially from our historical performance.
In addition to factors that we have disclosed in our 2004 annual report on Form 10-K, our third quarter 2005 report on Form 10-Q, and in other reports that we file with the SEC (accessible on the SEC’s website at www.sec.gov and on or through PNC’s corporate website at www.pnc.com), PNC’s forward-looking statements are subject to, among others, the following risks and uncertainties, which could cause actual results or future events to differ materially from those that we anticipated in our forward-looking statements or from our historical performance:
•
changes in political, economic or industry conditions, the interest rate environment, or the financial and capital markets (including as a result of actions of the Federal Reserve Board affecting interest rates, the money supply, or otherwise reflecting changes in monetary policy), which could affect:   (a)
credit quality and the extent of our credit losses;  (b) the extent of funding of our unfunded loan commitments and letters of credit;  (c) our allowances for loan and lease losses and unfunded loan commitments and letters of credit;  (d) demand for our credit or fee-based products and services;  (e) our net interest income;  (f) the value of assets under management and assets serviced, of private equity investments, of other debt and equity investments, of loans held for sale, or of other on-balance sheet or off-balance sheet assets; or (g) the availability and terms of funding necessary to meet our liquidity needs;
•
the impact on us of legal and regulatory developments, including the following:  (a) the resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to tax and pension laws;  and (e) changes in accounting policies and principles, with the impact of any such developments possibly affecting our ability to operate our businesses or our financial condition or results of operations or our reputation, which in turn could have an impact on such matters as business generation and retention, our ability to attract and retain management, liquidity and funding;
•
the impact on us of changes in the nature and extent of our competition;
•
the introduction, withdrawal, success and timing of our business initiatives and strategies;

Cautionary Statement Regarding
Forward-Looking Information (continued)
Cautionary Statement Regarding
Forward-Looking Information (continued)
•
customer acceptance of our products and services, and our customers’ borrowing, repayment, investment and deposit practices;
•
the impact on us of changes in the extent of customer or counterparty delinquencies, bankruptcies or defaults, which could affect, among other things, credit and asset quality risk and our provision for credit losses;
•
the ability to identify and effectively manage risks inherent in our businesses;
•
how we choose to redeploy available capital, including the extent and timing of any share repurchases and acquisitions or other investments in our businesses;
•
the impact, extent and timing of technological changes, the adequacy of intellectual property protection, and costs associated with obtaining rights in intellectual property claimed by others;
•
the timing and pricing of any sales of loans or other financial assets held for sale;
•
our ability to obtain desirable levels of insurance and to successfully submit claims under applicable insurance policies;
•
the relative and absolute investment performance of assets under management;  and
•
the extent of terrorist activities and international hostilities, increases or continuations of which may adversely affect the economy and financial and capital markets generally or us specifically.
Our future results are likely to be affected significantly by the results of the implementation of our One PNC initiative, as discussed in this presentation.
Generally, the amounts of our anticipated cost savings and revenue enhancements are based to some extent on estimates and assumptions regarding future business performance and expenses, and these estimates and assumptions may prove to be inaccurate in some respects. Some or all of the above factors may cause the anticipated expense savings and revenue enhancements from that initiative not to be achieved in their entirety, not to be accomplished within the expected time frame, or to result in implementation charges beyond those currently contemplated or some other unanticipated adverse impact.
Furthermore, the implementation of cost savings ideas may have unintended impacts on our ability to attract and retain business and customers, while revenue
enhancement ideas may not be successful in the marketplace or may result in unintended costs.   Assumed attrition required to achieve workforce reductions may not come in the right places or at the right times to meet planned goals.
In addition, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing. In particular, acquisitions may be substantially more expensive to complete (including the integration of the acquired company) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected.  As a regulated financial institution, our

Cautionary Statement Regarding
Forward-Looking Information (continued)
Cautionary Statement Regarding
Forward-Looking Information (continued)
pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.  Recent acquisitions, including our acquisition of Riggs National Corporation, continue to present the integration and other post-closing risks and uncertainties described above.
You can find additional information on the foregoing risks and uncertainties and additional factors that could affect the results anticipated in our forward-looking statements or from our historical performance in the reports that we file with the SEC.  You can access our SEC reports on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
Business segments
Consumer Banking $487 $443 23%
Institutional Banking 372 335 29%
BlackRock 161 93 25%
PFPC 75 50 34%
Total business segments 1,095 921 19% 26%
Minority interest in (income) of BlackRock (49) (27)
Other (76) (4)
Total consolidated   $970 $890      9% 16%
2005 2004
$ millions
For the nine months ended September 30
Change %
Earnings
Return on
Avg Capital *
2005
Appendix
Business Earnings and Return on Capital
* Percentages for BlackRock and PFPC reflect return on average equity.

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
BlackRock $301 18.0%
PFPC 217 13.0
Banking businesses 488 29.2
Other 107 6.4
Total consolidated $1,113 $1,672 66.6%
Noninterest
Income
$ millions
Consolidated
Total
Revenue
Noninterest
Income to
Consolidated
Total Revenue*
Quarter Ended 9/30/05
35.6%
Appendix
Sum of net interest income and noninterest income
*
Noninterest Income to Total Revenue*

Management believes that adjusted earnings per diluted share is an effective indicator of the Company's profitability and financial performance over time. The LTIP expense associated with awards to be met by PNC's funding requirement has been excluded from adjusted earnings per diluted share because, exclusive of the impact related to LTIP participants' put options, these non-cash charges will not impact BlackRock's book value. The remaining items disclosed below, which have been deemed non-recurring by management, have been excluded from adjusted earnings per diluted share to help ensure the comparability of this information to prior reporting periods.

2004	Quarter 1st As reported	1st Non-GAAP Adjustments	1st As adjusted	2nd As reported	2nd Non-GAAP Adjustments	2nd As adjusted
Revenues	$ 181,823	$ -	$ 181,823	$ 183,812	$ -	$ 183,812
Expenses						
Compensation and benefits	66,069	-	66,069	81,618	(7,004) (b)	74,614
Long Term Retention and Incentive Plan	-	-	-	-	-	-
Other	45,987	-	45,987	39,613	-	39,613
Total	112,056	-	112,056	121,231	(7,004)	114,227
Operating income (loss)	69,767	-	69,767	62,581	7,004	69,585
Nonoperating income (loss)	5,813	-	5,813	15,488	(12,947) (b)	2,541
Income taxes	20,089	8,659 (a)	28,748	26,521	(1,459) (e) (140) (a)	24,922
Minority interest	284	-	284	3,552	(2,912) (b)	640
Net income (loss)	$ 55,207	$ (8,659)	$ 46,548	$ 47,996	$ (1,432)	$ 46,564
Diluted earnings (loss) per share	$ 0.84	$ (0.13)	$ 0.71	$ 0.73	$ (0.02)	$ 0.71
Diluted shares outstanding	65,807,605		65,807,605	65,766,979		65,766,979

2004	3rd As reported	3rd Non-GAAP Adjustments	3rd As adjusted	4th As reported	4th Non-GAAP Adjustments	4th As adjusted
Revenues	$ 170,999	$ -	$ 170,999	$ 188,677	$ -	$ 188,677
Expenses						
Compensation and benefits	64,950	-	64,950	74,502	-	74,502
Long Term Retention and Incentive Plan	90,606	(74,125) (c)	16,481	13,393	(10,982) (c)	2,411
Other	37,819	-	37,819	44,956	(1,000) (d)	43,956
Total	193,375	(74,125)	119,250	132,851	(11,982)	120,869
Operating income (loss)	(22,376)	74,125	51,749	55,826	11,982	67,808
Nonoperating income (loss)	5,682	-	5,682	7,657	-	7,657
Income taxes	(7,265)	27,426 (e)	20,161	12,919	9,545 (a) 4,373 (e)	26,837
Minority interest	385	-	385	812	-	812
Net income (loss)	$ (9,814)	$ 46,699	$ 36,885	$ 49,752	$ (1,936)	$ 47,816
Diluted earnings (loss) per share	$ (0.15)	$ 0.71	$ 0.56	$ 0.75	$ (0.03)	$ 0.72
Diluted shares outstanding	63,676,776	2,303,856 (f)	65,980,632	66,229,527		66,229,527

2004	Total As reported	Total Non-GAAP Adjustments	Total As adjusted
Revenues	$ 725,311	$ -	$ 725,311
Expenses			
Compensation and benefits	287,139	(7,004)	280,135
Long Term Retention and Incentive Plan	103,999	(85,107)	18,892
Other	168,375	(1,000)	167,375
Total	559,513	(93,111)	466,402
Operating income (loss)	165,798	93,111	258,909
Nonoperating income (loss)	34,640	(12,947)	21,693
Income taxes	52,264	48,404	100,668
Minority interest	5,033	(2,912)	2,121
Net income (loss)	$ 143,141	$ 34,672	$ 177,813
Diluted earnings (loss) per share	$ 2.17	$ 0.53	$ 2.70
Diluted shares outstanding	65,960,473		65,960,473

Net income, as adjusted, and diluted earnings per share, as adjusted, have been derived from BlackRock's consolidated financial statements, as follows:

	Three months ended September 30, 2005	Three months ended September 30, 2004	June 30, 2005	Nine months ended September 30, 2005	Nine months ended September 30, 2004
Net income, GAAP basis	$61,119	($9,814)	$53,335	$160,990	$93,387
Add back: PNC's LTIP funding requirement	7,757	46,699	7,716	22,866	46,699
SSR acquisition costs	-	-	-	5,590	-
Release of reserves related to the New York State tax audit					(8,519)
Impact of Trepp sale	-	-	(486)	(486)	(1,572)
Net income, as adjusted	68,876	36,885	60,565	188,960	129,997
Diluted earnings per share, GAAP basis	$0.92	($0.15)	$0.80	$2.41	$1.42
Diluted earnings per share, as adjusted	$1.03	$0.56	$0.91	$2.83	$1.98

Non-GAAP to GAAP Reconcilement Non-GAAP to GAAP Reconcilement $ millions Appendix BlackRock Adjusted Earnings

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
Business Banking $2,968 $3,179 $3,629 $3,825 $3,918 $4,052 $4,277 $4,443 26%
Institutional Banking
Asset based lending 3,658 3,608 3,788 3,838 3,976 4,050 4,303 4,227 9%
Commercial real estate and
real estate related 2,997 3,250 3,399 3,606 3,567 3,589 4,229 4,719 30%
Corporate banking 10,233 9,875 9,669 9,776 10,139 10,417 10,940 11,436 7%
Market Street Funding 2,385 2,107 1,812 1,677 1,952 2,111 2,039 2,099 (7%)
Corporate banking excluding
Market Street Funding 7,848 7,768 7,857 8,099 8,187 8,306 8,901 9,337 10%
Total Institutional and Business
Banking excluding Market
Street Funding 17,471 17,805 18,673 19,368 19,648 19,997 21,710 22,726 16%
$ millions
4Q03 2Q04 1Q04 3Q04
Appendix
PNC Average Institutional and Business Banking Loans
4Q04 2Q05 1Q05 3Q05
CAGR
Since
4Q03

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
Net interest income, GAAP basis
$590 $555 $528 $524
Taxable-equivalent adjustment 3 3 4 3
Net interest income, taxable- equivalent basis
$593 $558 $532 $527
$ millions
1Q02 3Q02 2Q02 4Q02
Net interest income, GAAP basis $503 $521 $487 $485
Taxable-equivalent adjustment 3 2 2 3
Net interest income, taxable-equivalent basis $506 $523 $489 $488
1Q03 3Q03 2Q03
4Q03
Net interest income, GAAP basis $494 $481 $491 $503
Taxable-equivalent adjustment 3 4 7 6
Net interest income, taxable-equivalent basis $497 $485 $498 $509
1Q04 3Q04 2Q04 4Q04
Appendix
Consolidated Net Interest Income
Net interest income, GAAP basis $506 $534 $559
Taxable-equivalent adjustment 6 7 7
Net interest income, taxable-equivalent basis $512 $541 $566
1Q05 3Q05 2Q05

Peer Groups
Peer Groups
BB&T Corporation BBT
The Bank of New York Company, Inc. BK
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Appendix
Marshall & Ilsley Corporation MI
National City Corporation NCC
Regions Financial Corporation RF
Ticker
Ticker Super-Regional Banks
Moody’s A1
Moody’s peer group includes banks with a senior unsecured issuer rating of A1 and excludes trust & processing banks